--------------------------------------------------------------------------------


                                                            Semi-Annual
                                                              Report
[GRAPHICS]                                                 June 30, 2000
                                                            (unaudited)

--------------------------------------------------------------------------------
                              Pilgrim Mutual Funds
--------------------------------------------------------------------------------

                            PILGRIM
                            INTERNATIONAL
                            FUND, INC.
                            ----------------------------------------------------
                            Investment Objective: Long-term Capital Appreciation

Chairman's Message
-------------------------------------------------------------------------------

Dear Shareholders:

  Welcome to the Pilgrim Mutual Funds family. We are pleased to present the Semi-Annual Report for Pilgrim International Fund, Inc. (formerly Lexington International Fund, Inc.).

  On July 26, 2000, ReliaStar Financial Corp. ("ReliaStar") acquired Lexington Management Corporation and all of its subsidiaries. In conjunction with the acquisition, Pilgrim Investments, Inc., a subsidiary of ReliaStar, was appointed to the role of Investment Adviser to the Fund. As a shareholder in the Pilgrim family of funds, you now have access to more funds with varying investment objectives. As a Lexington Fund shareholder as of July 26th, you can now exchange into any Pilgrim Fund A shares without paying a sales load.

  Our fund family has 41 varying types of mutual funds which provide more core investment choices for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experienceSM.

  If you have any questions regarding your account, or any other Pilgrim Fund you can access, please call us at 800-992-0180 or visit our website at www.pilgrimfunds.com.

Sincerely,

/s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim Group, Inc.
August, 2000

Dear Shareholders:
-------------------------------------------------------------------------------
  The Pilgrim International Fund, Inc. (formerly Lexington International Fund, Inc.) declined 4.1%* during the second quarter. First half returns were barely changed with a 0.1%* gain. This compares favorably to the average international fund. According to Lipper, Inc., the average international fund return for the second quarter declined by 5.3% while the first half return was negative 4.6%. The unmanaged Morgan Stanley Capital International EAFE index declined 4.0%** for the latest quarter and was down 4.1%** for the first half.

  Although the year 2000 got off to a strong start, the environment for equities continued to deteriorate, interest rates in both the United States and Europe continued to move higher. Rising commodity prices, particularly oil, have raised the fear of inflation and pressured margins on many businesses. Inevitably, stocks suffered a sharp correction beginning in March. Telecom stocks, along with technology and media companies suffered the sharpest declines given their stellar performance in 1999. Some of the worst performing markets during the first half were Ireland -18.5%, New Zealand - 18.3%, and Singapore -23.1%. Many emerging markets experienced even greater declines. Given the sharp correction, the outlook for equities has improved. Economic activity appears to be slowing in Europe and most importantly, the United States. As a result, the pressure on central banks to continue to raise interest rates has at least been partially alleviated. However, with slower economic growth, investors face an increasing risk of profit shortfalls. Stock selection will be the key deterrent to performance. There are several opportunities available to investors. Financial stocks should benefit from an easing of interest rate pressures. Equally, Hong Kong, which is highly interest rate sensitive, looks appealing, especially with the added benefit of an improving Chinese economic outlook and expected entry into the World Trade Organization. Mexico should continue to benefit from a clean and free presidential election, strong oil prices, and high exposure to the US economy. Finally, the Japanese economy has shown some signs of life although admittedly muted. Restructuring continues in both Europe and Japan and those companies committed to improving shareholder returns are likely to perform well.

  The Lexington International Fund remains well diversified with Europe comprising approximately 60% of the holdings. The Japanese equity weighting is slightly below 20%. The Fund continues to emphasize companies with relatively high earnings visibility, which is becoming increasingly important as world growth slows. Technology and telecom shares are well represented, but weightings have been reduced to lower portfolio risk. Energy stocks are also attractive, as oil prices should remain around the $25 per barrel level. Slightly under 10% of the Fund is invested in oil and oil related stocks. Technology remains a long-term theme, but valuation and execution of business plans have become an issue. As quality technology companies reach our price points, they will be added to the portfolio. The main economic risks remain; rising inflation and/or a hard economic landing in the U.S.

  As you are aware, Lexington Global Asset Managers, Inc., the parent company of Lexington Management Corporation was acquired by ReliaStar Financial Corp. (NYSE:RLR) the parent company of Pilgrim Investments, Inc., an investment management and mutual fund company with $17 billion of assets under management.

  On May 1, ReliaStar announced that it agreed to be acquired by ING Groep N.V. ("ING Group") in a transaction that, subject to certain approvals, is expected to close in the third quarter of this year. ING Group is a global financial institution that is active in the field of insurance, banking, and asset management in more than 60 countries.

  We wish to thank you for your continued support.

Sincerely,

/s/Richard Saler

Richard T. Saler
Portfolio Manager
August, 2000

* 33.58%, 17.11%, and 13.50% are the one, five year, and since commencement (01/03/94) average annual standard total returns, respectively, for the period ended June 30, 2000. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. International investing has special risks, including currency fluctuations and political instability. Total return represents past performance and is not predictive of future results. There is no guarantee that the Fund can achieve its objective.
** All country and regional returns are from the corresponding Morgan Stanley
   Capital International Indices. Returns are dollar based with all dividends reinvested.

Pilgrim International Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 2000 (unaudited)



 Number of                                                              Value
  Shares                           Security                           (Note 1)
--------------------------------------------------------------------------------
           COMMON STOCKS: 88.3%
           Australia: 1.7%
   60,900  Foster's Brewing Group, Ltd............................   $   171,858
   63,800  Telstra Corporation, Ltd...............................       259,720
                                                                     -----------
                                                                         431,578
                                                                     -----------

           Canada: 1.3%
   20,000  Industrial Alliance Life Insurance Company/2/ .........       330,708
                                                                     -----------

           Denmark: 2.5%
    2,200  Novo Nordisk A/S "B"...................................       375,989
    3,800  Tele Danmark A/S.......................................       256,844
                                                                     -----------
                                                                         632,833
                                                                     -----------

           France: 11.8%
    2,400  Alcatel................................................       158,052
    1,760  Atos SA................................................       165,337
    3,430  Axa....................................................       542,513
      385  Cross Systems..........................................        56,835
    2,400  Rexel SA...............................................       185,199
    7,200  Schlumberger, Ltd......................................       537,300
    1,300  Sidel S.A..............................................       105,862
    3,680  Societe Generale/1/ ...................................       222,239
      920  Sodifrance/1/ .........................................        26,457
    8,244  Total Fina SA..........................................       633,242
    4,330  Vivendi................................................       383,731
                                                                     -----------
                                                                       3,016,767
                                                                     -----------

           Germany: 5.4%
      660  Allianz AG.............................................       240,098
    2,750  Aventis SA.............................................       197,709
    9,200  Commerbank AG..........................................       327,186
    4,511  Deutsche Bank AG.......................................       372,313
    1,600  Siemens AG.............................................       241,564
                                                                     -----------
                                                                       1,378,870
                                                                     -----------

           Hong Kong: 5.3%
   26,000  Cheung Kong (Holdings), Ltd............................       287,683
   27,000  Hang Seng Bank, Ltd....................................       256,317
  916,000  I-Cable Communications, Ltd............................       355,470
  226,000  Mandarin Oriental International, Ltd...................       150,290
  410,000  South China Morning Post (Holdings), Ltd...............       318,216
                                                                     -----------
                                                                       1,367,976
                                                                     -----------

           Ireland: 1.5%
  116,900  Jefferson Smurfit Group................................       201,706
   23,500  Ryanair Holdings plc/1/ ...............................       171,204
                                                                     -----------
                                                                         372,910
                                                                     -----------



 Number of                                                              Value
  Shares                           Security                           (Note 1)
--------------------------------------------------------------------------------
           Israel: 2.0%
    2,000  Mercury Interactive Corporation........................   $   193,563
    5,800  Teva Pharmaceutical Industries, Ltd. (ADR).............       321,719
                                                                     -----------
                                                                         515,282
                                                                     -----------

           Italy: 1.4%
   12,400  Banca Fideuram Spa.....................................       187,807
   11,000  Mediolanum Spa.........................................       179,678
                                                                     -----------
                                                                         367,485
                                                                     -----------

           Japan: 18.8%
   68,000  Bunka Shutter Company, Ltd.............................       173,533
   25,000  Daifuku Company, Ltd...................................       277,879
  145,000  Hitachi Zosen Corporation..............................       131,567
    2,000  Hoya Corporation.......................................       179,582
   28,000  Isetan Company, Ltd....................................       344,040
    2,000  Jafco Company, Ltd.....................................       327,027
        4  Japan Telecom Company, Ltd.............................       173,911
   14,000  MARUI Company, Ltd.....................................       268,616
  150,000  Mitsui Engineer & Shipbuilding Company, Ltd............       143,193
       15  Nippon Telegraph & Telephone Corporation...............       199,903
    4,800  Nissin Company, Ltd....................................       262,227
        5  NTT Docomo, Inc........................................       135,631
    4,000  Pasona Softbank, Inc...................................       109,639
    9,200  Rinnai Corporation.....................................       205,649
      800  Rohm Company, Ltd......................................       234,401
      480  Shohkoh Fund & Company, Ltd............................       108,429
      600  Softbank Corporation...................................        81,662
    3,200  Sony Corporation.......................................       299,429
   75,000  Sumitomo Realty and Development Company, Ltd...........       338,133
   19,000  The Fuji Bank, Ltd.....................................       144,743
   10,000  The Nikko Securities Company, Ltd......................        99,242
    9,000  The Nomura Securities Company, Ltd.....................       220,744
   31,000  Toto, Ltd..............................................       238,503
   25,000  Yamato Kogyo Company, Ltd..............................       115,783
                                                                     -----------
                                                                       4,813,466
                                                                     -----------

           Mexico: 1.1%
   67,000  Grupo Financiero Bancomer, S.A. de C.V. - O Shares.....       281,799
                                                                     -----------


Pilgrim International Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 2000 (unaudited) (continued)




 Number of                                                              Value
   Shares                          Security                           (Note 1)
--------------------------------------------------------------------------------
            COMMON STOCKS (continued):
            Netherlands: 6.7%
     12,500 ABN AMRO Holding NV...................................   $   307,467
     11,800 Koninklijke (Royal) Philips Electronics N.V...........       558,781
      6,000 Randstad Holding N.V..................................       222,872
      5,800 Unilever NV...........................................       267,149
      8,400 Unique International NV...............................       202,109
      3,700 Versatel Telecom International NV.....................       156,058
                                                                     -----------
                                                                       1,714,436
                                                                     -----------

            New Zealand: 1.3%
    315,000 Fletcher Challenge Building...........................       335,131
                                                                     -----------

            Norway: 1.6%
     24,500 Petroleum Geo-Services ASA/1/ ........................       419,920
                                                                     -----------

            Philippines: 0.7%
      9,700 Philippine Long Distance..............................       173,901
                                                                     -----------

            Portugal: 1.7%
     13,501 EDP-Electricidade de Portugal, S.A....................       246,155
     18,200 Portugal Telecom S.A..................................       205,169
                                                                     -----------
                                                                         451,324
                                                                     -----------

            Singapore: 1.7%
     37,000 Chartered Semiconductor Manufacturing, Ltd............       323,139
     34,000 NatSteel Electronics, Ltd.............................       104,223
                                                                     -----------
                                                                         427,362
                                                                     -----------

            Sweden: 1.9%
      5,600 Framtidsfabriken AB...................................        77,576
    134,422 Swedish Match AB......................................       416,873
                                                                     -----------
                                                                         494,449
                                                                     -----------

            Switzerland: 5.1%
      1,870 Charles Voegele Holding AG/1/ ........................       369,155
        133 Nestle AG.............................................       267,053
        141 Novartis AG...........................................       224,065
         29 Roche Holding AG......................................       283,211
      1,080 UBS AG................................................       158,739
                                                                     -----------
                                                                       1,302,223
                                                                     -----------

            Turkey: 0.5%
 16,932,000 Akbank T.A.S..........................................       131,054
                                                                     -----------


 Number of
 Shares or
 Principal                                                     Value
   Amount                      Security                      (Note 1)
-------------------------------------------------------------------------------
            United Kingdom: 14.3%
     11,200 Barclays plc.................................   $   278,582
     38,400 Cadbury Schweppes plc........................       252,301
      8,700 Capita Group plc/1/ .........................       212,974
      5,100 Colt Telecom Group plc/1/ ...................       169,860
    212,800 Corus Group plc..............................       310,882
     29,200 Diageo plc...................................       262,141
      7,500 Glaxo Welcome plc............................       218,796
     13,500 Kingston Communication (Hull) plc............       132,845
     23,500 Lloyds TSB Group plc.........................       221,998
     19,200 PizzaExpress plc.............................       183,121
     24,100 Provident Financial plc......................       253,571
     15,800 Reed International plc.......................       137,538
     37,300 Regent Inns plc..............................        78,491
     17,460 Rio Tinto plc................................       285,473
     19,600 Scottish & Newcastle plc.....................       160,083
     55,426 Vodafone AirTouch plc........................       224,038
     30,500 Whitbread plc................................       274,735
                                                            -----------
                                                              3,657,429
                                                            -----------
            TOTAL COMMON STOCKS
             (cost $20,880,130)..........................    22,616,903
                                                            -----------
            PREFERRED STOCK: 1.0%
            Germany: 1.0%
      5,730 Rhoen-Klinikum AG
             (cost $198,042).............................       255,411
                                                            -----------
            GOVERNMENT OBLIGATION: 3.7%
            Germany: 3.7%
 $1,092,000 Bundesbank Deutschland Republic Bond, 3.75%
             due 01/04/09
             (cost $1,117,926)...........................       942,311
                                                            -----------
            TOTAL INVESTMENTS: 93.0% (cost $22,196,098+)
             (Note 1)....................................    23,814,625
            Other assets in excess of liabilities: 7.0%..     1,796,196
                                                            -----------
            TOTAL NET ASSETS: 100.0% (equivalent to
             $13.46 per share on 1,902,951 shares
             outstanding)................................   $25,610,821
                                                            ===========

--------
/1/Non-income producing security.
/2/Restricted security.
ADR - American Depository Receipt.
+  Aggregate cost for Federal income tax purposes is $22,213,908.

Pilgrim International Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 2000 (unaudited) (continued)

At June 30, 2000, the composition of the Fund's net assets by industry concentration was as follows:

Aerospace/Engineering.......   1.1%
Banking.....................   8.6
Capital Equipment...........   1.5
Consumer Durable Goods......   4.9
Consumer Non-durable Goods..   6.0
Electrical and Electronics..   7.6
Energy Sources..............   5.5
Entertainment...............   1.3
Financial Services..........  12.7

Health and Personal Care...   7.6%
Materials..................   6.6
Mulit-Industry.............   1.5
Services...................  15.3
Telecommunications.........   7.7
Transportation.............   0.7
Utilities..................   0.7
Other assets in excess of
 liabilities...............  10.7
                            -----
Total Net Assets........... 100.0%
                            =====



   The Notes to Financial Statements are an integral part of this statement.

Pilgrim International Fund, Inc.
Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets
Investments, at value (cost $22,196,098) (Note 1)................. $23,814,625
Cash..............................................................   1,771,740
Receivable for investment securities sold.........................      42,731
Receivable for fund shares sold...................................     478,800
Dividends and interest receivable.................................      74,196
                                                                   -----------
   Total Assets...................................................  26,182,092
                                                                   -----------
Liabilities
Due to Lexington Management Corporation (Note 2)..................      21,130
Payable for fund shares redeemed..................................     478,018
Accrued expenses..................................................      72,123
                                                                   -----------
   Total Liabilities..............................................     571,271
                                                                   -----------
Net Assets (equivalent to $13.46 per share on 1,902,951 shares outstanding) (Note 4)............................................ $25,610,821
                                                                   ===========
Net Assets consist of:
Capital stock -- authorized 1,000,000,000 shares, $.001 par value
 per share........................................................ $     1,903
Additional paid-in-capital........................................  18,933,144
Undistributed net investment income...............................     232,525
Accumulated net realized gain on investments and foreign currency
 transactions.....................................................   4,827,261
Unrealized appreciation of investments and foreign currency
 translations of other assets and liabilities.....................   1,615,988
                                                                   -----------
   Total Net Assets............................................... $25,610,821
                                                                   ===========

Pilgrim International Fund, Inc.
Statement of Operations
Six months ended June 30, 2000 (unaudited)

Investment Income
 Dividends............................................  $  242,036
 Interest.............................................      59,488
                                                        ----------
                                                           301,524
 Less: foreign tax expense............................      27,488
                                                        ----------
 Total investment income..............................              $  274,036
Expenses
 Investment advisory fee (Note 2).....................     129,239
 Custodian expenses...................................      19,416
 Transfer agent and shareholder servicing expenses
  (Note 2)............................................      16,178
 Distribution expenses (Note 3).......................       2,529
 Printing and mailing expenses........................       7,837
 Audit fees...........................................       8,974
 Directors' fees and expenses.........................      44,472
 Accounting expenses (Note 2).........................       9,893
 Registration fees....................................       5,772
 Computer processing fees.............................       5,119
 Professional fees....................................       6,220
 Other expenses.......................................       6,110
                                                        ----------
 Total expenses.......................................                 261,759
                                                                    ----------
 Net investment income................................                  12,277
Realized and Unrealized Gain (Loss) on Investments
 (Note 5)
Net realized gain (loss) on:
 Investments..........................................   3,229,256
 Foreign currency transactions........................      (4,585)
                                                        ----------
  Net realized gain...................................               3,224,671
Net change in unrealized appreciation of:
 Investments..........................................  (3,166,164)
 Foreign currency translation of other assets and
  liabilities.........................................       2,539
                                                        ----------
  Net change in unrealized appreciation...............              (3,163,625)
                                                                    ----------
Net realized and unrealized gain......................                  61,046
                                                                    ----------
Increase in Net Assets resulting from Operations......              $   73,323
                                                                    ==========

  The Notes to Financial Statements are an integral part of these statements.

Pilgrim International Fund, Inc.
Statements of Changes in Net Assets

                                              Six months ended
                                               June 30, 2000      Year ended
                                                (unaudited)    December 31, 1999
                                              ---------------- -----------------
Operations:
Net investment income (loss)................    $    12,277      $    (46,900)
Net realized gain from investments and
 foreign currency transactions..............      3,224,671         6,719,640
Net change in unrealized appreciation of
 investments and foreign currency
 translation................................     (3,163,625)        2,440,717
                                                -----------      ------------
  Net increase in net assets resulting from
   operations...............................         73,323         9,113,457
                                                -----------      ------------
Distributions to Shareholders: (Note 1)
Distributions to shareholders from net
 investment income..........................         --               (46,770)
Distributions to shareholders from net
 realized gains from security transactions..         --            (5,598,256)
                                                -----------      ------------
  Decrease from distributions...............         --            (5,645,026)
                                                -----------      ------------
Capital Share Transactions: (Note 4)
Proceeds from sale of shares................      9,917,495         5,619,698
Reinvested dividends and distributions......         --             4,382,040
Cost of shares repurchased..................     (9,684,195)      (12,165,686)
                                                -----------      ------------
  Net increase (decrease) from capital share
   transactions.............................        233,300        (2,163,948)
                                                -----------      ------------
Net increase in net assets..................        306,623         1,304,483
Net Assets:
Beginning of period.........................     25,304,198        23,999,715
                                                -----------      ------------
End of period (including undistributed net
 investment income of $232,525 and $220,248
 in 2000 and 1999, respectively)............    $25,610,821      $ 25,304,198
                                                ===========      ============

  The Notes to Financial Statements are an integral part of these statements.

Pilgrim International Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999

1.Significant Accounting Policies
Pilgrim International Fund, Inc. (formerly Lexington International Fund, Inc.) (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital through investment in common stocks and equivalents of companies domiciled in foreign countries. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

   Investments Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

   Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges.

   Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

   Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

   Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.Investment Advisory Fee and Other Transactions with Affiliate
The Fund paid an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. For 2000, the adviser has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions, 12b-1 fees, and extraordinary expenses but including management fees and operating expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the six months ended June 30, 2000.

Pilgrim International Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)


2.Investment Advisory Fee and Other Transactions with Affiliate (continued) The Fund reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $19,756 which were incurred by the Fund, but paid by LMC.

3.Distribution Plan
The Fund had a Distribution Plan (the "Plan") which allowed payments to finance activities associated with the distribution of the Fund's shares. The Plan provided that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the six months ended June 30, 2000, were $2,529 and are set forth in the statement of operations.

4.Capital Stock
Transactions in capital stock were as follows:

                                  Six months ended
                                   June 30, 2000            Year ended
                                    (unaudited)          December 31, 1999
                                ---------------------  ----------------------
                                 Shares     Amount      Shares      Amount
                                --------  -----------  --------  ------------
Shares sold....................  729,917  $ 9,917,495   416,856  $  5,619,698
Shares issued on reinvestment
 of dividends..................    --         --        329,563     4,382,040
                                --------  -----------  --------  ------------
                                 729,917    9,917,495   746,419    10,001,738
Shares redeemed................ (708,140)  (9,684,195) (933,028)  (12,165,686)
                                --------  -----------  --------  ------------
Net increase (decrease)........   21,777  $   233,300  (186,609) $ (2,163,948)
                                ========  ===========  ========  ============

5.Investment Transactions
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 2000, excluding short-term securities, were $15,676,410 and $15,814,475 respectively.

At June 30, 2000, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $3,337,140 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,736,423.

6.Investment and Concentration Risks
The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

Pilgrim International Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)


7.Restricted Security

The following security was purchased under Rule 144a of the Securities Act of 1933 and unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors. The Fund currently limits investments in restricted securities to 15% of the Fund's net assets, at market value at the time of purchase.

                                        Acquisition         Market  Percent of
               Security                    Date     Shares  Value   Net Assets
               --------                 ----------- ------ -------- ----------
Industrial Alliance Life Insurance
 Company...............................  01/01/00   20,000 $330,708    1.3%
                                                           ========    ====

8.Subsequent Events

Effective on July 26, 2000, Lexington Global Assets Managers, Inc. was acquired by ReliaStar Financial Corp. ("ReliaStar"). In conjunction with the acquisition and following approval by the Fund's Board of Directors and shareholders, Pilgrim Investments, Inc., an indirect, wholly owned subsidiary of ReliaStar, was appointed to the role of investment adviser to the Fund effective July 26, 2000. Pilgrim Securities, Inc., also an indirect, wholly owned subsidiary of ReliaStar, was appointed distributor to the Fund on that date.

On May 1, 2000, ReliaStar Financial Corp. (NYSE:RLR), the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, and Pilgrim Securities, Inc., Distributor to the Funds, entered into an agreement under which it will be acquired by ING Groep N.V. (NYSE:ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, approval by the Directors/Trustees of the Pilgrim Funds and certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000.

Pilgrim International Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

                            Six months ended     Year ended December 31,
                             June 30, 2000   ----------------------------------
                              (unaudited)     1999     1998     1997     1996
                            ---------------- -------  -------  -------  -------
Net asset value, beginning
 of period................       $13.45       $11.61   $10.10   $10.86   $10.60
                                -------      -------  -------  -------  -------
Income (loss) from
 investment operations:
 Net investment income
  (loss)..................         0.01        (0.01)    0.17     0.07    (0.02)
 Net realized and
  unrealized gain on
  investments and foreign
  currencies..............          --          5.46     1.74     0.10     1.45
                                -------      -------  -------  -------  -------
Total income from
 investment operations....         0.01         5.45     1.91     0.17     1.43
                                -------      -------  -------  -------  -------
Less distributions:
 Dividends from net
  investment income.......          --         (0.03)   (0.06)   (0.13)   (0.20)
 Distributions from net
  realized gains..........          --         (3.58)   (0.34)   (0.80)   (0.97)
                                -------      -------  -------  -------  -------
Total distributions.......          --         (3.61)   (0.40)   (0.93)   (1.17)
                                -------      -------  -------  -------  -------
Net asset value, end of
 period...................       $13.46       $13.45   $11.61   $10.10   $10.86
                                =======      =======  =======  =======  =======
Total return..............        0.05%*      47.85%   19.02%    1.61%   13.57%
Ratio to average net
 assets:
 Expenses, before
  reimbursement...........        2.03%*       1.98%    2.25%    2.15%    2.45%
 Expenses, net of
  reimbursement...........        2.03%*       1.98%    1.75%    1.75%    2.45%
 Net investment income
  (loss), before
  reimbursement...........        0.09%*      (0.21%)  (0.16%)   0.13%   (0.39%)
 Net investment income
  (loss)..................        0.09%*      (0.21%)   0.35%    0.53%   (0.39%)
Portfolio turnover rate...      130.12%*     143.82%  143.67%  122.56%  113.55%
Net assets, end of period
 (000's omitted)..........      $25,611      $25,304  $24,000  $19,949  $18,891

--------
*Annualized.

PILGRIM INTERNATIONAL FUND, INC.

Investment Adviser
Pilgrim Investments, Inc.
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004-4408

Distributor
Pilgrim Securities, Inc.
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004-4408

www.lexingtonfunds.com

All Shareholder requests for services of any kind should be sent to:

Transfer Agent
Lexington Funds
c/o DST Systems, Inc.
P.O. Box 219368
Kansas City, Missouri 64121-6368

Or call toll free
Service and Sales: 1-800-526-0056

This report has been prepared for the information of the shareholders of Pilgrim International Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information. LEX284-SAR6/00